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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 10, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-27423                 51-0391303
(State of incorporation)       (Commission File Number)       (IRS Employer
                                                            Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)


                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     The Company is filing updated consents for certain financial statements listed in its Securities and Exchange Commission filings.

Item 7.  Financial Statements and Exhibits.


DESIGNATION         DESCRIPTION

  23.1 Consent of Ernst & Young (CIS) Limited, Independent Auditors (Golden Telecom, Inc.)

  23.2 CONSENT OF ERNST & YOUNG (CIS) LIMITED, INDEPENDENT AUDITORS (EDN SOVINTEL LLC)

  23.3 Consent of ZAO PricewaterhouseCoopers Audit, Independent Auditors (OAO Comincom)

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  GOLDEN TELECOM, INC.
                                  (Registrant)

                                  By:  /s/DAVID STEWART
                                       ----------------------------------------
                                  Name:  David Stewart
                                  Title: Chief Financial Officer and Treasurer
                                         (Principal Financial Officer)

Date:  October 10, 2003

                               INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
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  23.1 Consent of Ernst & Young (CIS) Limited, Independent Auditors (Golden Telecom, Inc.)

  23.2 CONSENT OF ERNST & YOUNG (CIS) LIMITED, INDEPENDENT AUDITORS (EDN SOVINTEL LLC)

  23.3 Consent of ZAO PricewaterhouseCoopers Audit, Independent Auditors (OAO Comincom)